================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                TURBOCHEF, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                 [LETTERHEAD OF TURBOCHEF, INC. APPEARS HERE]
                           __________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 17, 1997
                           _________________________


To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TurboChef Inc., a Delaware corporation ("TurboChef"), will be held at the offices of Henry, Meier, Jones & Johnson, L.L.P., 1700 Pacific Avenue, Suite 2700, Dallas, Texas 75201 on Tuesday, June 17, 1997 at 10:00 a.m., local time, for the purpose of considering and acting upon:

     (1) a proposal to elect directors of TurboChef to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified;

     (2) a proposal to amend the Fourth Article of the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares;

     (3) a proposal to amend the Company's 1994 Stock Option Plan, as amended, to increase the number of shares of Common Stock authorized for issuance from 2,400,000 shares to 3,150,000 shares;

     (4) a proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the 1997 fiscal year; and

     (5) such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 15, 1997 as the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     A proxy and postage prepaid return envelope are enclosed for your convenience.

                                    By Order of the Board of Directors,



                                    Dennis J. Jameson
                                    Corporate Secretary

Dallas, Texas
May __, 1997

     It is important that your shares be represented at the Annual Meeting. Please complete, date, sign, and mail the enclosed proxy card promptly in the return envelope provided, regardless of whether you plan to attend the Annual Meeting, so that your vote may be recorded. If you are present at the Annual Meeting, you may withdraw your proxy and vote in person if you so desire.

                 [LETTERHEAD OF TURBOCHEF, INC. APPEARS HERE]
                            ________________________

                                PROXY STATEMENT
                            ________________________

     This Proxy Statement is furnished to the holders ("Stockholders") of common stock, par value $.01 per share ("Common Stock"), of TurboChef, Inc., a Delaware corporation ("TurboChef" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of TurboChef to be held on Tuesday, June 17, 1997, and any adjournment thereof. A copy of the Notice of Annual Meeting accompanies this Proxy Statement. It is anticipated that this Proxy Statement and the accompanying proxy card will be first mailed to Stockholders on or about May 21, 1997.

                                    GENERAL
                                    -------

     Stockholders Entitled to Vote.  May 15, 1997, has been fixed as the record
     -----------------------------
date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of that date, the Company had outstanding ________________ shares of Common Stock, the only outstanding voting securities of the Company. Stockholders are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting.

     Quorum.  The presence at the Annual Meeting, in person or by proxy, of the
     ------
holders of a majority of the shares of Common Stock outstanding on May 15, 1997, will constitute a quorum, permitting the meeting to conduct its business. Abstentions and broker non votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

     Voting.  If the accompanying proxy card is properly signed, returned to the
     ------
Company and not revoked, it will be voted as directed by the Stockholder.
Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote (i) for the slate of nominees for election as directors proposed by the Board of Directors, (ii) for the proposal to amend the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock, (iii) for the proposal to amend the Company's 1994 Stock Option Plan, as amended, (iv) for ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent accounts for the 1997 fiscal year, and (v) as recommended by the Board of Directors with regard to any other matters or, if no recommendation is given, in their own discretion.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting will be required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item to be acted upon at the Annual Meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a vote against the matter in question.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast with respect to any issue and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

     A list of Stockholders entitled to vote at the Annual Meeting will be open to examination by any Stockholder, for any purpose germane to the meeting, at 10500 Metric Drive, Suite 128, Dallas Texas 75243, during ordinary business hours for ten days prior to the Annual Meeting. Such list shall also be available during the Annual Meeting.

     Revocation of a Proxy.  A Stockholder may revoke his proxy at any time
     ---------------------
before it is exercised by filing with the Chairman of the Board of the Company at the Company's executive offices in Dallas, Texas, either a written notice of revocation or a duly executed proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

     By Whom and the Manner in which the Proxy is being Solicited.  The enclosed
     ------------------------------------------------------------
proxy is solicited by and on behalf of the Board of Directors of the Company. The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company.

     In addition to the use of the mails, the Company will request persons holding Common Stock in their name or custody on behalf of others, or as nominees, to send proxy materials to their principals and request authority for the execution of the proxies and will reimburse such persons for their expense in so doing.

     To the extent necessary in order to assure sufficient representation at the Annual Meeting, officers and regular employees of the Company, at no additional compensation, may request the return of proxies personally or by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received, and Stockholders are urged to send in their proxies without delay. The Board of Directors has no knowledge or information that any other person will specifically engage any employees to solicit proxies.

     Annual Report.  A copy of the Company's Annual Report to Stockholders for
     -------------
the year ended December 31, 1996, will be first mailed on or about May 21, 1997 to all Stockholders entitled to vote at the Annual Meeting. The Annual Report to Stockholders is not incorporated by reference into this Proxy Statement and is not to be deemed a part hereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 21, 1997, based on information obtained from the persons named below, relating to the beneficial ownership of shares of Common Stock by (i) each beneficial owner of more than five percent of the outstanding Common Stock, (ii) each director,
(iii) each executive named in the Summary Compensation Table in "Executive Compensation" and (iv) all current executive officers and directors of the Company as a group.

                                     AMOUNT AND NATURE  PERCENT
NAME AND ADDRESS                       OF BENEFICIAL      OF
OF BENEFICIAL OWNER                    OWNERSHIP (1)     CLASS
-------------------                    -------------     -----

Jeffrey B. Bogatin
126 East 56th Street
New York, New York 10022............    6,028,520(2)    41.12%

Stonehill Capital Management, Inc.
277 Park Avenue
New York, New York 10172............    1,554,940(3)    11.22%

Robert L. Emerson
277 Park Avenue
New York, New York 10172............    1,554,940(3)    11.22%

Philip R. McKee
c/o TurboChef, Inc.
10500 Metric Drive, Ste. 128
Dallas, Texas 75243.................    2,138,720(4)    15.43%

Donald J. Gogel
375 Park Avenue, 18th Floor
New York, New York 10152............      343,512(5)     2.47%

Mr. Joseph F. Fogliano
530 Pine Street
P.O. Box 772655
Steamboat Springs, Colorado 80477...        4,000         .03%

Dennis J. Jameson
c/o TurboChef, Inc.
10500 Metric Drive, Ste. 128
Dallas, Texas 75243.................       47,500         .34%

Robert S. Briggs, Jr.
c/o TurboChef, Inc.
10500 Metric Drive, Ste. 128
Dallas, Texas 75243.................       51,631         .37%

All directors and executive
officers as a group (7 persons).....    8,615,133(6)    58.41%

(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised. Percentages herein assume a base of 13,861,411 shares of Common Stock outstanding, before any consideration is given to outstanding options or warrants.

(2) Includes 4,222 shares of Common Stock which are subject to options issued by Mr. Bogatin in connection with the August Stock Option Agreements (as hereinafter defined), see "Certain Relationships and Related Transactions" and 800,000 shares issuable upon exercise of immediately exercisable Options granted under the Company's 1994 Stock Option Plan, as amended (the "Option Plan").

(3) Stonehill Capital Management, Inc. ("SCM") is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Robert
    L. Emerson is the President of SCM. SCM and Mr. Emerson share the power to vote, direct the vote, dispose of and direct the disposition of all 1,554,940 of these shares. Of such shares, 1,554,640 (11.22%) of the outstanding shares of the Company are held by Stonehill Capital Partners, L.P., a partnership whose investments are managed by SCM. This partnership has no authority to vote or dispose of these shares.

(4) Includes 1,976 shares of Common Stock which are subject to options issued by Mr. McKee in connection with the August Stock Option Agreements.

(5) Includes 3,590 shares of Common Stock which are subject to options issued by Mr. Gogel in connection with the August Stock Option Agreements and 40,000 shares issuable upon exercise of immediately exercisable Options granted under the Option Plan.

(6) Includes an aggregate of 9,788 shares of Common Stock which are subject to options issued by Messrs. Bogatin, McKee and Gogel in connection with the August Stock Option Agreements and an aggregate of 888,666 shares issuable upon exercise of immediately exercisable Options granted under the Option Plan.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten percent stockholders") to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. ("NASD"). Executive officers, directors and ten percent stockholders are required by SEC regulation to furnish the Company with copies of all 16(a) forms they file. The Company's executive officers, directors and ten percent stockholders became subject to these requirements in April 1994, when the registration statement relating to the Company's initial public offering was declared effective by the SEC.

   Based solely upon the Company's review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 1996, all filing requirements applicable to its executive officers, directors and ten percent stockholders were fulfilled on a timely basis, except that (i) one report with respect to a sale of shares by Jeffrey B. Bogatin was inadvertently filed late and (ii) one report with respect to a sale of shares by Philip R. McKee was inadvertently filed late.

                                  PROPOSAL 1

                          PROPOSAL TO ELECT DIRECTORS

GENERAL INFORMATION

   The Company's Board of Directors currently has four (4) Directors. Four directors are to be elected at the Annual Meeting to serve, subject to the provisions of the Company's Bylaws, until the next Annual Meeting of Stockholders, and until their successors are duly elected and qualified.

   Each of the current members of the Board of Directors has been nominated by the Company to be reelected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

   Directors' Compensation; Attendance.  Directors currently receive no cash
   -----------------------------------
compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. In connection with retaining Joseph F. Fogliano to serve as a member of the Board of Directors, in fiscal year 1996 the Company paid Mr. Fogliano 2,000 shares of Common Stock in lieu of payment of cash directors' fees and granted him options to acquire 2,000 shares of Common Stock in accordance with the Company's 1994 Stock Option Plan, as amended. In addition, for each subsequent year that Mr. Fogliano serves as a member of the Board of Directors he will be entitled to receive, in lieu of payment of cash directors' fees, shares of Common Stock valued at $25,000.

   During the last fiscal year, there has been one meeting of the Board of Directors of the Company and 16 unanimous written consents of the Board of Directors of the Company in lieu of meetings. Each director attended more than 75% of the total meetings of the Board of Directors.

   Committees of the Board. The Board of Directors has no standing audit,
   -----------------------
nominating or compensation committees or committees performing similar functions.

   Election Arrangements.  Pursuant to a shareholders agreement, each of Messrs.
   ---------------------
Bogatin and McKee has agreed to vote for the other to serve as a member of the Board of Directors, and, as members of the Board, each has agreed to vote for the election of the other as an officer of the Company.

   The Company has agreed, for a period of three years from June 12, 1996, to permit a designee of Whale Securities Co., L.P., the underwriter of the Company's secondary public offering (which designee may change from time to time) to serve as a non-voting advisor to the Company's Board of Directors.

NOMINEES

   Set forth below are the names and ages of the nominees, the principal occupation of each, the year in which first elected a director of the Company, the business experience of each for at least the past five years and certain other information concerning each of the nominees.

     JEFFREY B. BOGATIN, age 48, a co-founder of the Company, has been Chairman of the Board of the Company since its inception in 1991. He was also Treasurer of the Company until June 1996. Since 1975, Mr. Bogatin has served as President of Whitemarsh Industries, Inc., which is engaged in manufacturing and importing ladies apparel and making venture capital investments.

     PHILIP R. MCKEE, age 40, a co-founder of the Company, has been President, Chief Executive Officer and a director of the Company since its inception in 1991. He was also Secretary of the Company until January 1994. From May 1989 until November 1991, Mr. McKee was President of MicroGold, Inc., a food product manufacturing company, and from January 1986 until April 1989, he served as President of Tracer, Inc., a technology development and operations company.

     DONALD J. GOGEL, age 48, has been a director of the Company since April 1993. Since February 1989, Mr. Gogel has been a principal of Clayton, Dubilier & Rice, Inc., a private investment firm, and has served as President since January 1997. Mr. Gogel is a director of Lexmark International, Inc., and its parent Lexmark Holding, Inc., McCarthy, Crisanti & Maffeim, Inc., and its parent MCM Group Inc., Alliant Foodservice, Inc., and its parent, CDRF Holding, Inc., and Kinko's, Inc.

     JOSEPH F. FOGLIANO, age 57, has been a director of the Company since June 1996. From 1993 until his retirement in 1996, Mr. Fogliano was Executive Vice President of Maytag Corporation and President of the Maytag North American Appliance Group. From 1988 to 1993 he served as President and Chief Executive Officer of Thomson Consumer Electronics.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                       EACH DIRECTOR NOMINEE NAMED ABOVE

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

   The following table sets forth the cash compensation paid to or accrued by the Company's Chief Executive Officer and the two most highly compensated executive officers of the Company for services rendered to the Company during the fiscal years ended December 31, 1996, 1995 and 1994:

                                             ANNUAL COMPENSATION
                                             -------------------
                                                                                       LONG TERM   NO. OF STOCK
NAME AND PRINCIPAL                 FISCAL                                ALL OTHER   COMPENSATION    OPTIONS
POSITION                            YEAR     SALARY            BONUS    COMPENSATION    AWARDS       GRANTED
--------                            ----     ------            -----    ------------    ------       -------

Philip R. McKee,                    1996    $ 95,000         $  -0-          $-0-        $-0-        250,000
President and Chief                 1995      73,077/(1)/       -0-           -0-         -0-            -0-
Executive Officer                   1994     110,385            -0-           -0-         -0-            -0-

Dennis J. Jameson,                  1996    $135,000         $ 7,500         $-0-        $-0-        120,000
Executive Vice President,           1995       1,635            -0-           -0-         -0-            -0-
Chief Financial Officer,            1994       -0-              -0-           -0-         -0-            -0-
Secretary and Treasurer

Robert S. Briggs, Jr.               1996    $117,054/(2)/    $  -0-          $-0-        $-0-            -0-
Vice President - Engineering        1995      60,000            -0-           -0-         -0-         40,000
                                    1994      74,277            -0-           -0-         -0-         30,000

/(1)/ Pursuant to Mr. McKee's employment agreement with the Company, he was entitled to receive annual salary of $95,000 for the fiscal year ended December 31,1995; however, he did not receive a salary from March 17 to May 26, 1995 during which time he received $3,745 every two weeks in repayment of certain indebtedness from the Company.

/(2)/ Includes $32,054 paid to Mr. Briggs in 1996 for salary earned in 1994 and 1995.

OPTION GRANTS FOR FISCAL 1996

   The following table sets forth as to each of the named executive officers information with respect to option grants during fiscal 1996 and the potential realizable value of such option grants.

                                            OPTION GRANTS IN LAST FISCAL YEAR
                                            ---------------------------------

                                                                                      POTENTIAL REALIZABLE VALUE AT
                                                                                         ASSUMED ANNUAL RATES OF
                                                                                      STOCK PRICE APPRECIATION FOR
                                        INDIVIDUAL GRANTS                                   OPTION TERM /(2)/
                                 ----------------------------------------------------------------------------------

                                 NUMBER OF
                                 SECURITIES      % OF TOTAL
                                 UNDERLYING      OPTIONS      EXERCISE
                                 OPTIONS         GRANTED TO   PRICE PER    EXPIRATION
NAME                             GRANTED/(1)/    EMPLOYEES    SHARE        DATE                  5%        10%
----                             ------------    ---------    -----        ----                  --        ---
Philip R. McKee                    250,000         28.2%      $13.20       2/01              $438,000   $534,000

Dennis J. Jameson                  120,000         13.5%      $10.75       1/01              $356,000   $435,000

Robert S. Briggs, Jr.                  -0-           -           -           -                   -          -

/(1)/ These are options granted under the Company's 1994 Stock Option Plan, as amended, to acquire shares of Common Stock.

/(2)/ The potential realizable value of the options, if any, granted in 1996 to each of these executive officers was calculated by multiplying those options by the excess of (a) the assumed market value of Common Stock, at the end of option term, if the market value of Common Stock were to increase 5% or 10% in each year of the option's 5-year term over (b) the exercise price shown. This calculation does not take into account any taxes or other expenses which might be owed. The 5% and 10% appreciated rates are set forth in the Securities and Exchange Commission rules and no representation is, of course, made that the Common Stock will appreciate at these assumed rates or at all.


                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE


                                                        NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN-
                                    VALUE REALIZED             OPTIONS              THE-MONEY OPTIONS AT
                          SHARES     (MARKET PRICE       AT FISCAL YEAR-END         FISCAL YEAR-END /(1)/
                       ACQUIRED ON   EXERCISE LESS       ------------------         ---------------------
NAME                     EXERCISE   EXERCISE PRICE)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----                     --------   ---------------   -----------  -------------  -----------  -------------

Philip R. McKee             -0-            -0-           -0-        250,000        $    -0-      $2,231,250

Dennis J. Jameson           -0-            -0-           -0-        120,000        $    -0-      $1,365,000

Robert S. Briggs, Jr.      26,666        $59,999        16,666       26,668        $264,577      $  411,688

/(1)/ Value of unexercised options equals fair market value of the shares underlying in-the-money options at December 31, 1996 ($22.12), less the exercise price, times the number of in-the-money options outstanding.


EXECUTIVE EMPLOYMENT AGREEMENT

   In May 1993, the Company entered into a three-year employment agreement with Philip R. McKee, providing for his employment as President of the Company. The term of this agreement was subsequently extended in March 1996, pursuant to the mutual agreement of the Company and Mr. McKee, for an additional three-year period. The employment agreement requires Mr. McKee to devote all of his business time to the affairs of the Company, for which he is entitled to receive a base salary of $95,000 per year. Originally, Mr. McKee's employment agreement provided for an annual base salary of $250,000 but was subsequently amended in December 1993 to provide for an annual base salary of $120,000 commencing as of January 1, 1994. Pursuant to this amendment, the Company was also relieved of any liability with respect to any accrued and unpaid compensation due to Mr. McKee as of that date. Consequently, an aggregate of $95,000 in accrued and unpaid salary as of December 31, 1993 was eliminated as of such date. Effective as of July 30, 1994, Mr. McKee voluntarily reduced his annual base salary again, this time to its current $95,000 level. The employment agreement currently expires in March 1999 and, thereafter, will be automatically renewed for successive one-year terms unless the Company or the executive elects not to renew. The employment agreement with Mr. McKee provides that during the term of his employment with the Company and thereafter for the remaining stated term or two years from the date of termination, whichever is longer, Mr. McKee will be subject to a noncompetition covenant. In addition, Mr. McKee is entitled to receive other benefits that are generally provided to other employees of the Company.

AUGUST 1993 STOCK OPTION AGREEMENTS

   Pursuant to agreements dated as of August 10, 1993, Messrs. Bogatin, McKee and Gogel granted five-year options to purchase an aggregate of 161,504 of their shares of Common Stock (104,448 shares, 48,980 shares and 8,076 shares, respectively), at a price of $1.25 per share, to nine persons employed or retained by the Company or Cyten who had significantly contributed to the development of the Company, the TurboChef cooking system and the Company's cooking technologies (the "August Stock Option Agreements"). The options are exercisable over the period commencing on April 7,1995, and ending in August 1998, subject to certain exceptions. As of April 30, 1997, options to purchase an aggregate of only 9,788 shares of Common Stock remained outstanding pursuant to the August Stock Option Agreements and Messrs. Bogatin, McKee and Gogel had outstanding obligations to sell 4,222 shares, 1,976 shares and 3,590 shares, respectively.

                             CERTAIN TRANSACTIONS

   On March 30, 1996, Mr. Bogatin and Mr. McKee advanced to the Company
$200,000 and $85,000, respectively. The notes evidencing such borrowings bear interest at the rate of 6.5% per annum and are payable upon demand. These loans were made to satisfy certain eligibility requirements in order for the Company's Common Stock to continue to be listed on NASDAQ. These loans were repaid by the Company on June 12, 1996.

STOCK PERFORMANCE GRAPH
-----------------------

   The following line graph compares the total stockholder return (stock price growth plus dividends) of the Common Stock from April 7, 1994 through December 31, 1996, with the total stockholder return for the same period of a peer group index. The graph assumes that the value of the investment in the Common Stock and each index was $100 on April 7, 1994 and all dividends were reinvested. The Company notes that the Company's initial public offering occurred on April 7, 1994 and that the initial offering price of $2.50 was used as the beginning price for the Company's stock price on the performance graph.

                             [GRAPH APPEARS HERE]

                            BASE PERIOD RETURN  RETURN  RETURN
     COMPANY/INDEX NAME      APRIL '94   1994    1995    1996
     ------------------      ---------   ----    ----    ----
     TurboChef, Inc.           100.00   66.47  547.62  842.86
     Peer Group Index*         100.00  153.06  216.80  327.73
     Nasdaq Market Index       100.00  102.34  132.74  164.95

     * The common stock of the following companies have been included in the peer group index: AquaCare Systems, Inc., Culligan Water Technology, Engineered Support Systems, Environment/One Corp., Harmony Brook, Inc., Helpmate Robotics, Inc., Middleby Corp., Minuteman International, Inc., Recovery Engineering, Inc., Tennant Co., TurboChef, Inc., and United States Filter Corp.

                                  PROPOSAL 2

PROPOSAL TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors unanimously proposes that the Fourth Article of the Company's Restated Articles of Incorporation be amended to increase the number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares. Of the 20,000,000 shares of Common Stock currently authorized for issuance under the Company's Restated Articles of Incorporation, the Company had 13,861,411 shares issued and outstanding on April 21, 1997. As of such date, the Company had 1,973,800 shares subject to issuance pursuant to the Company's 1994 Stock Option Plan, as amended, and 379,166 shares subject to issuance upon the exercise of certain other stock options. The Board of Directors believes that this amendment would benefit the Company by providing greater flexibility to the Board of Directors to issue additional equity securities, for example, to raise additional capital, to facilitate possible future acquisitions, to provide stock related employee benefits and to effect stock splits of the outstanding Common Stock.

     The additional authorized but unissued shares may be issued by the Board of Directors without further action by the Stockholders, and the Stockholders will have no preemptive rights with respect to such additional authorized but unissued shares. Although the Company considers from time to time mergers, acquisitions and other transactions that may involve the issuance of additional shares of Common Stock (any one or more of which may be under consideration or acted upon at any time), the Company is not a party to any agreements with respect to any such transactions, nor does it have any agreements, commitments or understandings with respect to such transactions or that would involve the issuance of additional shares of Common Stock in amounts that would exceed the number of currently authorized and unissued shares. Moreover, the Company has no other arrangements, agreements, understandings or plans at this time for the issuance of any shares of Common Stock, except for shares of Common Stock heretofore reserved for issuance upon the exercise of previously granted stock options under the Company's 1994 Stock Option Plan, as amended, or stock option agreements unrelated to such plan.

     The additional authorized shares of Common Stock could be issued to deter a hostile takeover attempt of the Company. Such action could insulate incumbent management from removal and prevent the Stockholders from being able to sell their shares to a potential acquiror. The Board of Directors is not aware of any current proposals by any party to acquire control of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THIS AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION.

                                  PROPOSAL 3

                     PROPOSAL TO INCREASE SHARES AVAILABLE
                         UNDER 1994 STOCK OPTION PLAN

     The Board of Directors unanimously proposes that the Stockholders approve an amendment to the Company's 1994 Stock Option Plan, as amended, (the "Option Plan"), increasing by 750,000 the number of shares of the Common Stock reserved for issuance under such plan. Under the Option Plan as adopted by the Company's stockholders in 1994, 2,400,000 shares of Common Stock were reserved for issuance in connection with the grant of restricted stock under such plan. In connection with converting certain debts owed by the Company to Jeffrey B. Bogatin into equity, the Company granted Mr. Bogatin options under the Option Plan to acquire an aggregate of 1,000,000 shares of Common Stock. Currently, as a result of these transactions and other grants to qualified individuals, as of April 21, 1997, only 75,334 shares remained available for issuance under the Option Plan. The Board of Directors believes that the proposed increase in the number of shares available for issuance under the Option Plan is necessary in order to continue the effectiveness of the Option Plan in attracting, motivating, and retaining outside directors, officers and key employees with appropriate experience and ability, and to increase the grantees' alignment of interest with the Company's stockholders.

SUMMARY OF EXISTING TERMS OF OPTION PLAN

     The following summary of the principal features of the Option Plan is subject to the specific provisions contained in the official text of the Option Plan.

     In January 1994, in order to attract, retain and motivate employees (including officers), directors, consultants and other persons who perform substantial services for or on behalf of the Company, the Company adopted the Option Plan, which was subsequently amended in March 1994, June 1995 and February 1997, pursuant to which stock options covering an aggregate of 2,400,000 shares of the Company's Common Stock may be granted to such persons. Under the Option Plan, "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted to employees (including officers), and non-incentive stock options ( "Non-incentive Options") may be granted to any such employee and to other persons (including directors) who perform substantial services for or on behalf of the Company. Incentive Options and Non-incentive Options are collectively referred to herein as "Options".

     The Option Plan is administered by the Board of Directors, which is vested with complete authority to administer and interpret the Option Plan, determine the terms upon which Options may be granted, prescribe, amend and rescind such interpretations and determinations and grant Options. The Board of Directors also has the power to terminate or amend the Option Plan from time to time in such respects as it deems advisable, except that no termination or amendment shall materially adversely affect any outstanding Option without the consent of the grantee, and the approval of the Company's stockholders is required in respect of any amendment which would (i) change the total number of shares subject to the Option Plan or (ii) change the designation or class of employees or other persons eligible to receive Incentive Options or Non-incentive Options.

     The price at which shares covered by an Option may be purchased is determined on the date of the Option grant by the Board of Directors but may be no less than the par value of such shares and, in the case of Incentive Options, no less than the fair market value of such shares on the date of grant (the "Fair Market Value"). The Fair Market Value is generally equal to the last sale price quoted for shares of Common Stock on the Nasdaq SmallCap Market ("NASDAQ") on the date of grant. The purchase price of shares issuable upon exercise of an Option may be paid in cash or by delivery of shares with a value equal to the exercise price of the Option. The Company may also loan the purchase price to the optionee, or guarantee third-party loans to the optionee, on terms and conditions acceptable to the Board of Directors. The number of shares covered by an Option is subject to adjustment for stock splits, mergers, consolidations, combinations of shares, reorganizations and recapitalizations. Options are generally non-transferable except by will or by the laws of descent and distribution, and in the case of employees, with certain exceptions, may be exercised only so long as the optionee continues to be employed by the Company. If the employee dies or becomes disabled, the right to exercise the Option, to the extent then vested, continues for specified periods. Non-incentive Options may be exercised within a period not exceeding ten years from the date of grant. The terms of Incentive Options are subject to additional restrictions provided by the Option Plan.

     As of April 21, 1997, Options to purchase 1,963,800 shares of Common Stock were outstanding, and Options to purchase an additional 75,334 shares were available for future grant. In addition to the foregoing, Options to purchase an aggregate of 360,866 shares of Common Stock have been exercised, including Options to purchase an aggregate of 200,000 shares of Common Stock at $2.50 per share, which were exercised by Mr. Bogatin in June and December 1995.

     Awards of Options under the Option Plan in fiscal year 1996 to the three most highly compensated executive officers are set forth on the Summary Compensation Table on page 7. Awards were made to the following groups during fiscal year 1996 under the Option Plan:

                                                           NO. OF OPTIONS
                                                           --------------

  All current executive officers, as a group                   420,000

  All current directors who are not executive
    officers, as a group                                       252,000

  All employees who are not executive officers,
    as a group                                                 215,000


        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ADOPTION
               OF THIS AMENDMENT OF THE 1994 STOCK OPTION PLAN.

                                  PROPOSAL 4

           PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed KPMG Peat Marwick LLP, which audited the Company's 1996 financial statements, as the Company's independent public accountants for the year ending December 31, 1997. KPMG Peat Marwick LLP has audited the books of the company since 1994. A proposal to ratify the appointment will be presented at the Annual Meeting. Representatives of KPMG Peat Marwick LLP are not expected to be present at the Annual Meeting.

     Ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1997 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the Stockholders do not ratify the appointment of KPMG Peat Marwick LLP for the forthcoming fiscal year such appointment will be reconsidered by the Board of Directors.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
              RATIFYING THE APPOINTMENT OF KPMG PEAT MARWICK LLP

                      STOCKHOLDER NOMINATION OF DIRECTORS

     Nominations of individuals other than those made by the Board of Directors must be in writing and be delivered to the Company not less than ten days after the date on which notice of the Annual Meeting is first given to the Stockholders, or more than 60 days prior to any Annual Meeting, whichever is later. Such nominations must include the information regarding the person advancing the nomination as well as information about the nominee as required by the Bylaws of the Company. Nominations not made according to these procedures will be disregarded.

                                   FORM 10-K

     THE COMPANY SHALL PROVIDE WITHOUT CHARGE TO EACH PERSON, SOLICITED ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES AND ALL EXHIBITS THERETO. STOCKHOLDERS WHO DESIRE SUCH MATERIALS SHOULD CONTACT MR. DENNIS J. JAMESON, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER BY TELEPHONE AT (214) 341-9471, OR WRITE TO TURBOCHEF, INC., 10500 METRIC DRIVE, SUITE 128, DALLAS, TEXAS 75243, ATTN: DENNIS J. JAMESON.

                                OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business to be brought before the Annual Meeting requiring action of the Stockholders, nor does it have any information that other matters will be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                STOCKHOLDERS PROPOSALS FOR 1998 ANNUAL MEETING

     Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a Stockholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1998 Annual Meeting of Stockholders must deliver such proposal in writing to the Company's principal executive offices no later than January 21, 1998.

                                    By Order Of The Board of Directors


                                    Dennis J. Jameson
                                    Corporate Secretary

Dallas, Texas
May __, 1997

                                     PROXY
                                     -----

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                TURBOCHEF, INC.


     The undersigned hereby appoints Jeffrey B. Bogatin and Philip R. McKee, each with the full authority to act without the other, as proxies with full power of substitution, to vote and act for and in the name of the undersigned as fully as the undersigned could vote and act if personally present, at the annual meeting of stockholders of TurboChef, Inc. to be held on June 17, 1997 and at any adjournments thereof, as follows:

A [X]   PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.

     THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS. IF OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR JUDGMENT.


PROPOSAL 1.    ELECTION       FOR   WITHHOLD        NOMINEES: JEFFREY B. BOGATIN
               OF                   AUTHORITY                 PHILIP R. MCKEE
               DIRECTORS      [_]     [_]                     DONALD J. GOGEL
                                                              JOSEPH F. FOGLIANO

(INSTRUCTIONS: TO WITHHOLD AUTHORITY
TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
THAT NOMINEE'S NAME IN THE SPACE PROVIDED
BELOW.)


____________________________________


PROPOSAL 2.    TO AMEND THE FOURTH ARTICLE OF       FOR      AGAINST   ABSTAIN
               THE COMPANY'S RESTATED ARTICLES      [_]        [_]       [_]
               OF INCORPORATION TO INCREASE THE
               NUMBER OF AUTHORIZED SHARES OF
               COMMON STOCK.


PROPOSAL 3.    TO AMEND THE COMPANY'S 1994          FOR      AGAINST   ABSTAIN
               STOCK OPTION PLAN, AS AMENDED,       [_]        [_]       [_]
               TO INCREASE THE NUMBER OF
               SHARES OF COMMON STOCK
               AUTHORIZED FOR ISSUANCE.

PROPOSAL 4.    TO RATIFY THE APPOINTMENT OF         FOR      AGAINST   ABSTAIN
               KPMG PEAT MARWICK LLP AS THE         [_]        [_]       [_]
               COMPANY'S INDEPENDENT PUBLIC
               ACCOUNTANTS FOR THE 1997 FISCAL
               YEAR.

PROPOSAL 5.    IN THEIR DISCRETION, THE PROXIES
               ARE AUTHORIZED TO VOTE UPON SUCH
               OTHER BUSINESS AS MAY PROPERLY
               COME BEFORE THE MEETING OR ANY
               ADJOURNMENT THEREOF.



SIGNATURE ________________ DATE ________ SIGNATURE ________________ DATE ______

   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE HELD JOINTLY, SIGNATURE SHOULD INCLUDE BOTH NAMES. WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR OTHER SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE AS SUCH.